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                                                                    EXHIBIT 10.2

                              DEED OF NOVATION AND
                                   ASSUMPTION

                           TELSTRA CORPORATION LIMITED
                               ABN 33 051 775 556

                     NETWORK DESIGN AND CONSTRUCTION LIMITED
                               ABN 64 086 174 781

                    LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED
                               ABN 44 002 326 687

                                                        JULY 2001
                                                        REF: PAD:CC 02-1265-1942

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                         DEED OF NOVATION AND ASSUMPTION

DATE   July 2001

PARTIES

         TELSTRA CORPORATION LIMITED ABN 33 051 755 556 of Level 41, 242 Exhibition Street, Melbourne, Victoria, 3000 ("PRINCIPAL")

         NETWORK DESIGN AND CONSTRUCTION LIMITED ABN 64 086 174 781 of Level 12, 35 Collins Street, Melbourne, Victoria, 3000 ("CONTRACTOR")

         LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED ABN 44 002 326 687 of Level 21, 133 Castlereagh Street, Sydney, New South Wales, 2000 ("SUPPLIER")

RECITALS

A. The Principal and the Supplier are parties to the PSA and the Principal and the Contractor are parties to the Construction Contract.

B. The parties intend that, during the performance of the WUC, the Contractor will issue Purchase Orders under the PSA in respect of Equipment to be supplied by the Supplier under the PSA.

C. Whilst the Principal and the Supplier wish to preserve the rights and obligations that they have to each other under the PSA, they intend that certain of the rights and obligations of the Principal should also be assumed by the Contractor so that those rights and obligations may be enjoyed by and be enforceable against the Contractor.

D. The assumption of some of the rights and obligations of the Principal by the Contractor will be on the terms and conditions of the General Conditions and this deed.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this deed, unless the contrary intention appears:

         "CONSTRUCTION CONTRACT" means the construction contract to be entered into between Telstra and the Contractor on pursuant to which the Contractor is to carry out the WUC.

         "EFFECTIVE DATE" means 12 July 2001.

         "EQUIPMENT" has the same meaning given in the PSA.

         "GENERAL CONDITIONS" means the general conditions of novation and assumption as set out in Attachment 1 to this deed.

         "PRICE LIST" means the price list for the Equipment that may be the subject of Purchase Orders. The Price List is set out in the PSA.

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         "PSA" means the product sourcing agreement number 900622 entered into between the Principal and the Supplier on 11 July 2001, a copy of which is set out in Attachment 2 to this deed, as varied from time to time, and which (among other things) sets out the terms and conditions on which the Principal acquires Equipment from the Supplier.

         "PURCHASE ORDER" means the agreement between the Contractor and the Supplier created from time to time in accordance with this deed and the PSA following the issue by the Contractor of a purchase order under the PSA. The terms and conditions of the Purchase Order are specified in the PSA.

         "WUC" means the whole of the work which the Contractor is or may be required to carry out and complete in accordance with the Construction Contract.

1.2      RULES FOR INTERPRETING THIS DEED

         The terms used in this deed have the same meaning as in the General Conditions, unless the contrary intention appears. Clauses 1.2, 8 and 9 of the General Conditions apply to this deed.

2.       INCORPORATION OF GENERAL CONDITIONS

2.1 Each party to this deed agrees that the General Conditions are incorporated into this deed as if they were set out in full in this deed.

2.2 In the event of any inconsistency, ambiguity or conflict between this deed and the General Conditions, this deed shall take precedence.

2.3      The parties agree that:

         (a) the Contractor is entitled to issue Purchase Orders under the PSA in accordance with this deed; and

         (b) any such Purchase Orders issued by the Contractor will be assumed by the Contractor in accordance with this deed and the Construction Contract.

3.       NOMINATION OF EXCLUDED OBLIGATIONS

3.1 Without limiting any future exercise by the Principal of its rights under clause 3 of the General Conditions, the Principal nominates in Attachment 3 to this deed certain obligations contained in the PSA which arise in connection with Purchase Orders which the Contractor is not obliged to perform.

3.2 The purported or actual performance by the Contractor of any excluded obligation referred to in clause 3.1 of this deed shall be ineffective, and the Supplier agrees the Principal is not in any way responsible to the Supplier for any loss incurred or suffered by the Supplier arising from or in respect of any purported or actual performance by the Contractor of any such excluded obligation.

                                                                              2.

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4.       EXERCISE OF RIGHTS UNDER THE PURCHASE ORDER

4.1 Without limiting any future exercise by the Principal of its rights under clause 4 of the General Conditions, the Principal nominates in Attachment 3 to this deed certain rights arising from the PSA in connection with Purchase Orders which the Contractor is not entitled to exercise.

4.2 The purported or actual exercise by the Contractor of any excluded right referred to in clause 4.1 of this deed shall be ineffective, and the Supplier agrees the Principal is not in any way responsible to the Supplier for any loss incurred or suffered by the Supplier arising from or in respect of any purported or actual exercise by the Contractor of any such excluded right.

4.3 The Contractor must, from time to time when requested to do so by the Principal, nominate a person or persons as specified in Attachment 4 who is authorised to deal with the Principal and the Supplier in relation to:

         (a)      ordering;

         (b)      quality assurance;

         (c) the compliance with those clauses of the PSA regarding the effect of price changes as a consequence of changes in taxation or currency values; and

         (d)      warehousing and distribution,

         with respect to Equipment that is the subject of a Purchase Order issued by the Contractor under the PSA in accordance with this deed.

5.       TITLE IN EQUIPMENT

         Title, risk and ownership in Equipment the subject of a Purchase Order will pass from the Supplier to the Contractor at the time title, risk and ownership would have passed from the Supplier to the Principal under the PSA.

6.       CONFIDENTIALITY AND CONFIRMATION

6.1 The Contractor acknowledges that the terms of the PSA are confidential to the Principal and the Supplier and that, unless otherwise agreed by the Principal and the Supplier, it has no right or entitlement to obtain, view or have knowledge of any of the terms and conditions of the PSA that relate to the excluded obligations and rights referred to in clauses 3 or 4 of this deed. In particular, the Contractor acknowledges and agrees that, unless otherwise agreed by the Principal and the Supplier, it has no right or entitlement to obtain, view or have knowledge of any of the prices in the PSA payable by the Principal for the supply of Equipment under the PSA.

6.2 The Contractor confirms that it has reviewed the obligations and rights under the PSA which it is assuming under this deed.

                                                                              3.

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7.       PRICE LIST

7.1 The parties agree that the PSA prices, as determined by reference to the Price List, will apply to Equipment ordered by the Contractor pursuant to a Purchase Order issued by the Contract under the PSA in accordance with this deed.

7.2 The Price List may be varied by the Principal and the Supplier in accordance with the terms and conditions of the PSA. The Principal will notify the Contractor in writing of any variations to the Price List.

8.       LIQUIDATED DAMAGES

         If, in relation to delays or failures in the supply of Equipment that is the subject of a Purchase Order issued by the Contractor in accordance with this deed:

         (a)      liquidated damages are or may be payable by; or

         (b)      any other remedial action is or may be taken against,

         the Supplier under the PSA, the Contractor must claim and manage the claim for those liquidated damages, or take any other relevant remedial action, on behalf of the Principal. The Contractor must give the Principal prior written notice of any claims for liquidated damages made, or any other relevant remedial action taken, against the Supplier.

9.       VARIATION OF PSA

         If the PSA is varied as between the Principal and the Supplier, the Principal will notify the Contractor of any relevant varied terms and conditions. Purchase Orders issued by the Contractor after notification of the variation are issued on the terms and conditions of the varied PSA.

10.      NON-TELSTRA ORDERS

         A Purchase Order must not be issued by the Contractor, or accepted by the Supplier, for Equipment unless the Equipment is to be used or applied for the benefit of the Principal.

11.      OWNERSHIP

11.1 The parties acknowledge that the Principal may sell all or some of the issued shares of the Contractor. Within a reasonable time after the occurrence of that sale, the Principal and the Supplier will meet at a time, day and place reasonably determined by the Principal (after consultation with the Supplier) to discuss whether that sale has any impact on the continuation of this deed.

11.2 For the avoidance of doubt, unless otherwise expressly agreed to by the Principal and the Supplier, the sale by the Principal of all or some of the issued shares of the Contractor does not relieve any party from complying with the terms and conditions of this deed, including Purchase Orders received by the Supplier prior to the date of that sale, and does not in any way affect the Principal's right to issue purchase orders with the Supplier under the PSA.

                                                                              4.

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12.      NOTICES

12.1 A notice, approval, consent or other communication in connection with this deed:

         (a) must be given by a person authorised by the relevant party to do so;

         (b)      must be in writing in the English language;

         (c) must be marked for the attention of the person referred to in clause 12.1(d) of this deed; and

         (d) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to a place outside the country in which it is posted) to the address of the addressee, or sent by facsimile to the facsimile number of the addressee in Australia which is specified in this clause 12, or if the addressee notifies another address or facsimile number in Australia then to that address or facsimile number.

         The address and facsimile number of each party is:

         THE PRINCIPAL
         Attention:
         Address:

         Facsimile:

         THE CONTRACTOR
         Attention:
         Address:

         Facsimile:

         THE SUPPLIER
         Attention: Alexander Woolley
         Address: Level 2, 79 Victoria Parade
                  COLLINGWOOD VIC 3066

         Facsimile: (03) 8413 9301
         Ph: (03) 8413 9014

12.2 Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

12.3     A letter or facsimile is taken to be received:

         (a) in the case of a posted letter, on the third (seventh, if posted to a place outside the country in which it is posted) day after posting; and

         (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its

                                                                              5.

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                  entirety to the facsimile number of the recipient notified for the purpose of this clause 12.

13.      COUNTERPARTS

         This deed may be executed in any number of counterparts which, when taken together, shall constitute one instrument.

14.      OPERATION

         This deed shall operate on and from the Effective Date.

                                                                              6.

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                                  ATTACHMENT 1

                  GENERAL CONDITIONS OF NOVATION AND ASSUMPTION

1.       DEFINITIONS AND INTERPRETATION

1.2      DEFINITIONS

         The following words have these meanings in these General Conditions unless the contrary intention appears:

         "DEED" means the Deed of Novation and Assumption to which these General Conditions are attached and which incorporates the General Conditions; and

         "GENERAL CONDITIONS" means the general conditions set out in this Attachment 1.

1.2      INTERPRETATION

         In these General Conditions, unless the contrary intention appears:

         (a) references to days mean calendar days and references to a person includes an individual, firm or a body corporate or unincorporate;

         (b) the time for doing any act or thing under the Deed shall, if it ends on a Saturday, Sunday or Statutory or public holiday, be deemed to end on the day next following which is not a Saturday, Sunday or Statutory or public holiday;

         (c) clause headings and subclause headings in these General Conditions shall not form part of these General Conditions and shall not be used in the interpretation of the Deed;

         (d) words in the singular include the plural and words in the plural include the singular, according to the requirements of the context. Words importing a gender include every gender;

         (e) communications between the parties shall be in the English language;

         (f) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

         (g) a reference to any of the words 'include', 'includes' and 'including' is read as if followed by the words 'without limitation';

         (h) except as expressly provided in these General Conditions, terms have the same meaning as in the PSA, Purchase Order and the Deed;

                                                                              7.

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         (i)      unless expressly provided in these General Conditions, a
                  reference to these General Conditions or other instrument includes any variation or replacement of either of them;

         (j) a reference to a recital or clause is a reference to a recital or clause of the Deed; and

         (k) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

2.       ASSUMPTION BY THE CONTRACTOR

2.1      On and from the Effective Date, the Contractor:

         (a) assumes and is bound by all of the terms and conditions of each Purchase Order:

                  (i) issued by the Contractor under the PSA in accordance with the Deed; and

                  (ii) which bind the Principal as and when the Principal notifies the Contractor that the Purchase Order is effective;

         (b) subject to clause 3 of these General Conditions, must perform all of the obligations of the Principal under or in connection with such Purchase Order as if it were the Principal; and

         (c) subject to clause 4 of these General Conditions, may exercise all rights of the Principal under or in connection with such Purchase Order as if it were the Principal.

2.2 Except as expressly provided in the Deed, clause 2.1 of these General Conditions does not release the Principal from its obligations under a Purchase Order that falls within clause 2.1(a)(ii) of these General Conditions or affect or limit, in any way, the Principal's rights under such Purchase Order. The Principal and the Contractor are severally obliged to perform the obligations of the Principal under that Purchase Order.

2.3 To avoid doubt, a right which arises by virtue of the exercise by the Contractor of a right under clause 2.1(c) of these General Conditions may be exercised by the Principal.

2.4 References in a Purchase Order that falls within clause 2.1(a) of these General Conditions to the Principal are also to be read as references to the Contractor.

3.       NOMINATION OF EXCLUDED OBLIGATIONS

3.1 As between the Principal and the Contractor, the Contractor will not be responsible for performing the obligations specified in clause 3.1 of the Deed, and the Contractor will be relieved from any liability arising from its failure to perform any of those obligations.

3.2 Clause 3.1 of these General Conditions takes effect as between the Principal and the Contractor only and does not operate to diminish or otherwise affect the Supplier's rights under clause 2 of these General Conditions.

                                                                              8.

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3.3      The Principal may nominate further excluded obligations under the PSA by written notice to the Supplier and the Contractor.

3.4 A nomination by the Principal under clause 3.3 of these General Conditions may by written notice to the Supplier and the Contractor be revoked or amended by the Principal, but only so as to take effect after the date of the revocation or amendment.

3.5 The Contractor agrees not to perform the obligations nominated under clause 3.3 of these General Conditions.

4.       EXERCISE OF RIGHTS UNDER THE PURCHASE ORDER

4.1 The Contractor must not exercise the rights specified in clause 4.1 of the Deed. The purported or actual exercise by the Contractor of any such excluded right shall be ineffective, and the Contractor shall indemnify the Principal against any loss incurred or suffered by the Principal or any claim, action, suit or demand brought or made against the Principal by the Supplier or by any other person arising from or in respect of any such purported or actual exercise.

4.2 The Principal may nominate further excluded rights under the PSA which must not be exercised by the Contractor, by written notice to the Supplier and the Contractor.

4.3 A nomination by the Principal under clause 4.2 of these General Conditions may by written notice to the Supplier and the Contractor be revoked or amended by the Principal, but only so as to take effect after the date of the revocation or amendment.

4.4      The Contractor agrees not to exercise the rights nominated under clause
         4.2 of these General Conditions.

4.5 Subject to clause 5 of these General Conditions and to avoid doubt, a right nominated by the Principal under clause 4.2 of these General Conditions may be exercised by the Principal.

5.       NO DUPLICATION OF THE SUPPLIER'S RIGHTS AND OBLIGATIONS

5.1 Proper performance by either the Principal or the Contractor of an obligation of the Principal under a Purchase Order will satisfy in full the Supplier's rights to have that obligation performed.

5.2 Proper performance by the Supplier of an obligation of the Supplier under a Purchase Order will satisfy in full both the Principal's and the Contractor's rights to have that obligation performed.

6.       TERMINATION

6.1      Except in relation to rights and obligations that:

         (a)      survive the termination or expiry of a Purchase Order; or

         (b) arise in relation to Purchase Orders to which the Contractor has become bound by virtue of clause 2 of these General Conditions,

                                                                              9.

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         the Deed terminates:

                  (i) upon the termination or expiry of the PSA or the Construction Contract, whichever occurs earlier; or

                  (ii) 14 days after the day the Principal gives notice to the other parties of its intention to terminate this Deed.

7.       COSTS

7.1 Each party must bear its own costs, charges and expenses (including, without limitation), legal expenses in connection with the Deed except that the Principal, subject to clause 7.2 of these General Conditions, agrees to pay or reimburse the other parties for stamp duty, fees, taxes and charges payable in connection with the Deed.

7.2 If a goods and services tax or any similar tax ("GST") is imposed on any supply made by the Principal to another party under the Deed, the Principal may recover from the recipient of the supply, an amount on account of GST, to be calculated by multiplying the GST-exclusive market value of the supply by the prevailing GST rate.

8.       FURTHER ASSURANCES

         Each party agrees, at its own expense, to:

         (a) execute and cause its successors to execute documents and do everything else necessary or appropriate to bind the party and its successors under the Deed; and

         (b) use its best endeavours to cause relevant third parties to do likewise to bind every person intended to be bound under the Deed.

9.       GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

9.1 The Deed will be interpreted under and governed by the laws of the State of Victoria.

9.2 The parties submit to the exclusive jurisdiction of the courts of the State of Victoria and any courts that may hear appeals from those courts in respect of any proceedings in connection with the Deed.

                                                                             10.

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                                  ATTACHMENT 2

                                       PSA

                                                                             11.

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                                  ATTACHMENT 3

            EXCLUDED PSA CLAUSES (NOT RELEVANT TO PERFORMING DUTIES)

3.4, 18.9, 27 (except to the extent that the Contractor is able to rely upon clause 27 to terminate any Purchase Order), 29, 31 and 32.

                                                                             12.

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                                  ATTACHMENT 4

                                NOMINATED PERSONS

Attention:

Address:

Facsimile

(Or his or her delegate)

                                                                             13.

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EXECUTED as a deed

SIGNED, SEALED and DELIVERED for
TELSTRA CORPORATION LIMITED under power           /s/ KENNETH BENSON
of attorney in the presence of:                   ______________________________
                                                  Signature of attorney

/s/ PAULA BERTOLI                                 KENNETH BENSON
_______________________________________           ______________________________
Signature of witness                              Name

PAULA BERTOLI                                     June 4, 1999
_______________________________________           ______________________________
Name                                              Date of power of attorney

SIGNED, SEALED and DELIVERED for
NETWORK DESIGN AND CONSTRUCTION
LIMITED under power of attorney in the            /s/ PHILLIP HASTINGS
presence of:                                      ______________________________
                                                  Signature of attorney

/s/ J. A. PUTHERFORD                              PHILLIP HASTINGS
_______________________________________           ______________________________
Signature of witness                              Name

J. A. PUTHERFORD                                  May 21, 1998
_______________________________________           ______________________________
Name                                              Date of power of attorney

                                                                             14.

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SIGNED, SEALED and DELIVERED for
LUCENT TECHNOLOGIES AUSTRALIA PTY
LIMITED under power of attorney in the
presence of:
                                                  /s/ Bart Vogel
                                                  ______________________________
                                                  Signature of attorney

/s/ Don Baldwin                                   BART VOGEL
_______________________________________           ______________________________
Signature of witness                              Name

DON BALDWIN
_______________________________________           ______________________________
Name                                              Date of power of attorney

                                                                             15.